SECURITIES AND EXCHANGE COMMISSION
                      Washington D.C. 20549



                            FORM 8-K



                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE

                 SECURITIES EXCHANGE ACT OF 1934



                 Commission file Number 0-27618



Date of Report (Date of earliest event reported) October 17, 1996


                  COLUMBUS McKINNON CORPORATION
     (Exact name of registrant as specified in its charter)



NEW YORK                                     16-0547600
_______________________________    _____________________________
(State or other jurisdiction of              (I.R.S. Employer
incorporation or organization)               Identification No.)




      140 JOHN JAMES AUDUBON PKWY., AMHERST, NY  14228-1197
________________________________________________________________
      (Address of principal executive offices)   (Zip Code)


(Registrant's telephone number,
including area code)                    (716) 689-5400




                         NOT APPLICABLE
________________________________________________________________
      (Former name, former address and former fiscal year,
                  if changed since last report)

                           Page 1 of 4
                   Exhibit Index is on page 3




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Item 2.   Acquisition or Disposition of Assets

     (a) L Acquisition Corporation, a Delaware corporation (the "Purchaser"), and a wholly owned subsidiary of Columbus McKinnon Corporation, a New York corporation (the "Company"), has completed its $24.00 per share cash tender offer for all of the outstanding shares of Class A Common Stock ("Shares") of Spreckels Industries, Inc. ("Spreckels") (doing business as Yale International, Inc.) (including the associated common stock purchase rights) and all outstanding warrants (the "Warrants") of Spreckels to purchase Shares. The tender offer expired at 12:00 midnight New York City time on October 16, 1996. On the close of the tender offer on October 17, 1996, 5,059,055 Shares (including the associated common stock purchase rights) and 241,162 $1.00 Warrants, 725,971 $15.00 Warrants, 284,164 $11.67
Warrants and 215,000 $9.17 Warrants had been tendered and acquired by Purchaser. The Shares and Warrants so tendered represent approximately 72.7 percent of the outstanding Shares calculated on a fully diluted basis. Pursuant to the terms of the Agreement and Plan of Merger, the Company will cause the Purchaser to be merged with and into Spreckels and the holders of the outstanding Shares will have the right to receive $24.00 per Share in cash without interest thereon and each holder of a Warrant will be entitled to receive upon exercise of such Warrant in accordance with the terms thereof (including payment of the Exercise Price) $24.00 in cash.

     The purchase price of Spreckels was based upon the Company's evaluation of Spreckels, direct negotiations with members of Spreckels' management and a fairness opinion rendered by Salomon
Brothers Inc. dated August 23, 1996.

     The total funds required to purchase Shares and Warrants pursuant to the tender offer was $145,076,951. The total funds which will be required to cash out the remaining holders of Shares and Warrants through the merger is $48,587,165. The source of the cash to consummate both the offer and the merger and to pay fees and expenses related to the offer and the merger were provided by a combination of long-term notes and a revolving credit facility by and between Fleet Bank, as agent, and the Company.

     (b) Spreckels, through its subsidiaries, produces a wide range of industrial products, including hoists, scissor lifts, mechanical jacks, rotating joints, actuators and circuit protection devices and has 7 plants with its headquarters in Charlotte, North Carolina.

Item 7.   Financial Statements and Exhibits

     (a)  Financial statements of the business acquired.

     It is impracticable to provide the financial statements required under Item 7(a) as of the required filing date of Form 8-K. Such required financial statements will be filed under cover of Form 8-K/A as soon as available and in no event later than December 31, 1996.

     (b)  Pro forma financial information.

     It is impracticable to provide the pro forma financial information required pursuant to Article 11 of Regulation S-X relative to an acquired business in this Form 8-K filing. The required pro forma financial information will be filed under cover of Form 8-K/A as soon as available and in no event later than December 31, 1996.

     (c)  Exhibits.

          (2) Agreement and Plan of Merger dated as of August 24, 1996, is incorporated by reference to Exhibit (c)(1) to Schedule 14D-1 filed with the Commission on August 30, 1996 by the Purchaser.

          (99) Text of press release dated October 17, 1996 announcing the closing of the tender offer by the Company for Spreckels is incorporated by reference to Exhibit (a)(13) to the Final Amendment to Schedule 14D-1 filed with the Commission on October 17, 1996 by the Purchaser.

                           SIGNATURES


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

                              COLUMBUS McKINNON CORPORATION


Date:  October 30, 1996     By/s/ Robert L. Montgomery, Jr.
                                  Robert L. Montgomery, Jr.
                                  Executive Vice President and
                                  Chief Financial Officer













































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